UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/02/2020

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

760-736-7700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On April 22, 2020 Shiva Stein (“Plaintiff”) filed a complaint in the Court of Chancery of the State of Delaware against the Company and the NAI Board, captioned Stein v. Davis et al., C.A. No. 2020-0301-AGB, alleging NAI stockholders had not approved the Company’s 2019 Omnibus Incentive Plan (the “2019 Plan”) at NAI’s most recent stockholder meeting notwithstanding the Company’s representation the 2019 Plan had received stockholder approval, and further alleged all awards issued pursuant to the 2019 Plan were invalid. Among other things, Plaintiff sought a declaration that the 2019 Plan was not approved by stockholders and is therefore void and rescinding the equity awards ostensibly granted under the 2019 Plan. While the Company and the Board deny completely all of the allegations of wrongdoing in the complaint, on April 27, 2020, NAI filed an amended Form 8-K with the Securities and Exchange Commission ("SEC") in which it stated NAI stockholders had not approved the 2019 Plan and the defendants filed amended Forms 4 with the SEC reflecting the previously disclosed grants of stock, ostensibly pursuant to the 2019 Plan, had been canceled. As a result, Plaintiff agreed her claims were moot, and the Company agreed to pay $12,500 in fees and expenses to Plaintiff’s counsel. On July 2, 2020 the Court entered a Stipulation and Order providing Plaintiff’s action will be dismissed with prejudice only as to Plaintiff and the case will be closed. The Court has not passed on the amount of fees and expenses. Plaintiff’s Counsel are William J. Fields, of Fields Kupka & Shukurov LLP, (212) 231-1500, Gustavo Bruckner, of Pomerantz LLP (212) 661-1100, and P. Bradford deLeeuw, of deLeeuw Law LLC, (302) 274-2180. Counsel for the Company and the Board is Kristin N. Murphy, of Latham & Watkins LLP, (714) 755-8287.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc. a Delaware corporation

Dated: July 8, 2020	By:	/s/ Mike Fortin
Mike Fortin, Chief Financial Officer